BlackRock ETF Trust

iShares Government Money Market ETF

iShares Prime Money Market ETF

(each a “Fund”)

Supplement dated January 16, 2026

to the Summary Prospectus, Prospectus,

and Statement of Additional Information (“SAI”), as amended from time to time, for each Fund

Effective on or around February 23, 2026 (the “Effective Date”), the iShares Government Money Market ETF and iShares Prime Money Market ETF will change their primary listing to the New York Stock Exchange LLC (“NYSE”) and will no longer be listed on the NYSE Arca, Inc. (“NYSE Arca”).

Accordingly, as of the Effective Date, all references in each Fund’s Summary Prospectus, Prospectus and SAI to “NYSE Arca” are hereby changed to the “NYSE.”

Shareholders should retain this Supplement for future reference.

PR2SAI-MMETF-0126SUP